Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 19, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

Effective on or about April 1, 2022, it is expected that Heather K. McPherson will no longer serve as a portfolio manager of the T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about October 1, 2021, it is expected that Gabriel Solomon will serve as a portfolio manager of the Portfolio. As of May 31, 2021, Mr. Solomon did not beneficially own any equity securities of the Portfolio. Effective as of October 1, 2021, the following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Ms. McPherson is deleted in its entirety and the following information is added:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Heather K. McPherson,[1]	Registered Investment Companies	5	$9,674,166,734	0	N/A
T. Rowe Price Large Cap Value Portfolio	Other Pooled Investment Vehicles	9	$2,473,462,128	0	N/A
	Other Accounts	18	$4,619,266,722	0	N/A

Gabriel Solomon,[2]	Registered Investment Companies	1	$1,708,913,095	0	N/A
T. Rowe Price Large Cap Value Portfolio	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

[1]	It is expected that Ms. McPherson will no longer serve as a portfolio manager of the T. Rowe Price Large Cap Value Portfolio effective on or about April 1, 2022.
[2]	Other Accounts Managed information is as of May 31, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE